General	12 Months Ended
Dec. 31, 2020
Accounting Policies [Abstract]
GENERAL

NOTE 1 - GENERAL

a.

CollPlant Biotechnologies Ltd. (the “Company”) is a regenerative and aesthetic medicine company focused on 3D bioprinting of tissues and organs and medical aesthetics. The Company’s products are based on its rhCollagen (recombinant human collagen) produced with CollPlant’s proprietary plant based genetic engineering technology. These products address indications for the diverse fields of tissue repair, aesthetics, and organ manufacturing.

The Company’s revenues include income from business collaborators and sales of (i) the BioInk product for the development of 3D bioprinting of organs and tissues, (ii) sales of rhCollagen for the medical aesthetics market, and (iii) sales in Europe of the products for tendinopathy and wound healing.

The Company operates through CollPlant Ltd., a wholly-owned subsidiary (CollPlant Biotechnologies Ltd. and CollPlant Ltd. will be referred to hereinafter as “the Company” and “CollPlant”, respectively). Since January 31, 2018, the Company’s American Depositary Shares (“ADSs”) are traded on the Nasdaq Capital Market.

b.	2021 Public Offering

On February 17, 2021, the Company completed a registered direct offering providing for the sale and issuance of an aggregate of 2,000,000 ADSs at a purchase price of $17.50 per ADS, for aggregate gross proceeds of $35,000, before deducting investment bank commissions of 7% and estimated offering expenses of approximately $800 payable by the Company (See also note 12(c)).